CSFB

           CREDIT SUISSE FIRST BOSTON

___________________________________________________________________________________________________

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION 8/24/05

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 25.0% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,098
Total Outstanding Loan Balance	$996,711,780*	Min	Max
Average Loan Current Balance	$163,449	$9,986	$1,495,052
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	7.27%	4.63%	12.88%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.25%
Weighted Average Margin	6.22%	2.25%	10.90%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	88.4%
% Fixed	11.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

1. FICO and DTI

																%	%	%
	total	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest	Silent
FICO and DTI	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_ RT	SFR	PUD	Owner Occ	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	Second
FICO 500-524 & LTV>65	20,505,031	2.1	157,731	515	42.2	77.2	8.49	85.8	7.4	99.6	0.4	2.0	71.1	7.6	0.4	0.2	0.0	3.9
FICO 525-574 & LTV>65	121,770,038	12.2	167,037	552	41.7	81.8	8.01	86.0	6.4	98.2	1.6	3.2	70.2	12.3	0.0	0.3	3.1	8.7
FICO 575-600 & LTV>65	136,668,150	13.7	143,408	587	41.1	83.1	7.50	89.1	5.2	97.9	2.1	3.6	72.1	12.9	0.3	0.0	12.5	38.9
FICO 600-619 & LTV>70	132,182,066	13.3	149,021	609	42.2	83.7	7.34	85.0	5.7	97.9	1.5	5.4	61.5	14.5	0.1	0.0	20.1	43.8
FICO 620-639 & LTV>70	130,095,636	13.1	149,880	629	42.4	83.2	7.17	83.6	7.5	96.5	3.3	5.7	46.1	23.9	0.5	0.0	24.0	53.9
FICO 640-659 & LTV>70	130,215,166	13.1	165,248	649	41.9	83.9	7.04	81.9	8.5	94.6	4.1	5.8	42.8	27.9	0.4	0.0	35.2	54.4
FICO 660-679 & LTV>80	32,614,395	3.3	137,613	668	42.9	91.4	7.37	88.9	3.0	87.3	10.6	4.3	50.1	16.6	0.6	0.0	31.5	5.1
FICO 680-699 & LTV>80	18,890,831	1.9	147,585	688	40.5	90.7	7.52	74.7	4.3	79.1	20.9	12.1	45.0	31.2	0.0	0.0	30.6	3.6
FICO 700-724 & LTV>80	11,177,770	1.1	139,722	711	39.4	91.4	7.80	71.1	14.8	81.5	17.1	10.0	40.7	24.3	3.9	0.0	33.2	4.1
FICO 725-749 & LTV>80	5,638,288	0.6	148,376	735	41.7	92.2	7.50	64.2	2.9	83.2	16.8	22.0	30.4	34.7	0.0	0.0	18.7	22.5
FICO>=750 & LTV>90	1,524,107	0.2	101,607	772	39.4	96.9	7.66	100.0	0.0	66.7	10.8	0.0	62.8	21.3	0.0	0.0	9.0	14.3
Other	255,430,301	25.6	205,165	669	40.9	73.7	6.78	77.6	7.8	93.5	5.7	8.2	29.6	30.8	1.0	0.0	40.8	62.8
Total:	996,711,780	100.0	163,449	626	41.6	81.2	7.27	82.9	6.9	95.2	4.2	5.9	50.5	21.6	0.5	0.0	25.0	43.0

2. LTV & DTI

																%	%	%
	total	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest	Silent
LTV & DTI	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_ RT	SFR	PUD	Owner Occ	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	Second
LTV 70-79 & DTI>50	12,302,295	1.2	168,525	608	52.7	76.4	7.09	85.5	2.7	96.5	3.5	10.3	65.7	16.2	0.0	0.0	4.1	54.5
LTV 80-84 & DTI>50	33,214,201	3.3	203,768	611	52.7	80.4	6.97	82.9	5.3	96.1	3.9	11.4	73.7	14.2	0.0	0.0	12.7	52.5
LTV 85-89 & DTI>50	11,055,944	1.1	230,332	601	52.4	86.3	7.39	85.1	2.0	97.5	2.5	11.7	63.7	10.1	0.0	0.0	0.0	6.8
LTV 90-94 DTI>50	15,631,504	1.6	240,485	618	52.5	90.3	7.33	87.3	3.4	85.6	10.5	7.2	64.9	16.0	0.0	0.0	8.7	13.6
LTV 95-99 DTI>50	1,745,768	0.2	290,961	661	52.0	95.0	8.02	75.0	0.0	75.0	25.0	0.0	67.6	32.4	0.0	0.0	36.8	0.0
LTV 100-109 DTI>50	1,610,487	0.2	70,021	632	52.0	100.0	9.00	78.6	5.7	100.0	0.0	15.7	73.7	18.7	0.0	0.0	15.0	0.0
Other	921,151,581	92.4	161,040	627	40.7	81.0	7.28	82.8	7.1	95.3	4.1	5.5	49.0	22.2	0.6	0.0	26.3	43.5
Total:	996,711,780	100.0	163,449	626	41.6	81.2	7.27	82.9	6.9	95.2	4.2	5.9	50.5	21.6	0.5	0.0	25.0	43.0

3. DTI & FICO

																%	%	%
	total	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest	Silent
DTI & FICO	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_ RT	SFR	PUD	Owner Occ	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	Second
DTI 20-30 & FICO<550	7,220,914	0.7	109,408	531	25.9	74.7	8.39	81.6	10.8	97.2	2.8	1.2	86.0	6.8	0.8	0.0	0.0	1.7
DTI 30-35 & FICO<600	34,032,180	3.4	137,227	567	32.5	78.2	7.77	85.3	5.5	97.9	1.8	4.1	68.5	13.3	0.0	0.0	7.3	20.2
DTI 35-40 & FICO<675	113,663,906	11.4	147,233	607	37.7	80.0	7.32	84.0	7.0	96.6	3.1	4.0	53.9	19.7	0.4	0.0	20.7	36.7
DTI 40-45 & FICO<675	178,766,047	17.9	162,959	612	42.7	81.2	7.40	84.4	7.4	96.7	2.6	3.4	47.3	21.7	0.1	0.0	22.2	42.8
DTI 45-50 & FICO<700	296,834,157	29.8	169,523	619	47.8	82.1	7.29	83.1	6.8	97.5	2.4	6.7	50.7	19.7	0.0	0.1	28.5	46.1
DTI 50-55 & FICO<750	80,021,829	8.0	194,228	606	52.4	81.8	7.31	84.3	3.7	95.2	4.4	10.2	65.8	15.9	0.2	0.0	8.3	35.1
DTI >=55 & FICO<750	2,570,088	0.3	151,182	597	57.4	82.7	7.47	70.4	9.0	98.0	2.0	7.5	70.9	7.9	0.0	0.0	13.6	18.1
Other	283,602,659	28.5	163,460	665	33.6	81.0	7.05	80.8	7.4	90.9	7.8	6.4	43.4	27.5	1.6	0.0	32.5	48.5
Total:	996,711,780	100.0	163,449	626	41.6	81.2	7.27	82.9	6.9	95.2	4.2	5.9	50.5	21.6	0.5	0.0	25.0	43.0

4. Reduced & Stated Doc

	total	%	AVG	WA	WA	WA	WA	%	%	%
Reduced & Stated Doc	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_ RT	SFR	PUD	Owner Occ
FICO<500 & Red/Stated	692,014	0.1	69,201	471	49.4	84.1	10.69	100.0	0.0	100.0
FICO 500-524 & Red/Stated	9,329,007	0.9	190,388	514	44.9	67.6	9.03	81.3	1.0	98.9
FICO 525-574 & Red/Stated	47,615,603	4.8	191,227	551	41.9	73.5	8.17	84.0	4.8	97.7
FICO 575-599 & Red/Stated	43,804,359	4.4	198,210	588	40.8	78.8	7.55	86.5	7.8	97.4
FICO 600-619 & Red/Stated	58,202,924	5.8	191,457	609	42.1	80.9	7.49	83.8	6.3	96.9
FICO 620-639 & Red/Stated	73,565,011	7.4	174,739	629	42.6	81.8	7.27	80.2	8.1	98.0
FICO 640-659 & Red/Stated	78,212,579	7.8	172,274	649	42.4	81.7	7.19	77.9	10.5	96.7
FICO 660-679 & Red/Stated	67,526,515	6.8	192,933	668	42.2	81.8	7.02	79.5	6.2	96.7
FICO 680-699 & Red/Stated	45,692,617	4.6	205,823	689	41.9	81.8	7.00	76.7	7.0	89.9
FICO 700-724 & Red/Stated	32,919,732	3.3	203,208	710	41.3	82.2	6.89	75.3	8.8	92.8
FICO 725-749 & Red/Stated	17,119,265	1.7	203,801	736	40.2	82.4	6.82	78.3	6.9	92.8
FICO>=750 & Red/Stated	13,456,601	1.4	217,042	769	39.0	80.5	6.62	87.3	5.3	99.0
NotRed/Stated	508,575,553	51.0	144,893	612	41.3	82.0	7.23	85.1	6.4	94.3
Total:	996,711,780	100.0	163,449	626	41.6	81.2	7.27	82.9	6.9	95.2

						%	%
	%	%	%	%	%	with	Interest
Reduced & Stated Doc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	% CA	% NY	% FL
FICO<500 & Red/Stated	0.0	0.0	0.0	100.0	0.0	0.0	0.0	0.0	12.9	8.1
FICO 500-524 & Red/Stated	1.1	7.6	0.0	29.9	0.0	0.0	0.0	23.9	21.3	18.4
FICO 525-574 & Red/Stated	1.7	4.8	0.0	38.8	0.0	0.8	3.4	29.4	8.7	14.4
FICO 575-599 & Red/Stated	2.6	3.5	0.0	44.2	0.0	0.0	10.6	25.7	1.7	17.2
FICO 600-619 & Red/Stated	2.8	7.1	0.0	35.3	0.0	0.0	16.2	17.9	8.9	16.4
FICO 620-639 & Red/Stated	2.0	8.2	0.0	42.9	0.0	0.0	20.3	21.3	6.5	12.2
FICO 640-659 & Red/Stated	1.7	6.9	0.0	48.3	0.0	0.0	34.8	23.4	6.2	12.5
FICO 660-679 & Red/Stated	2.8	8.8	0.0	42.8	0.0	0.0	46.7	36.3	5.9	13.0
FICO 680-699 & Red/Stated	7.9	10.4	0.0	49.4	0.0	0.0	47.5	33.2	7.0	11.8
FICO 700-724 & Red/Stated	6.9	10.4	0.0	50.0	0.0	0.0	58.1	32.3	10.3	10.7
FICO 725-749 & Red/Stated	7.2	6.5	0.0	47.2	0.0	0.0	49.5	28.3	15.9	10.1
FICO>=750 & Red/Stated	1.0	4.5	0.0	62.2	0.0	0.0	58.1	47.7	2.4	6.7
NotRed/Stated	5.1	4.4	99.0	0.0	1.0	0.0	20.3	17.3	3.4	9.6
Total:	4.2	5.9	50.5	21.6	0.5	0.0	25.0	22.2	5.3	11.4

5. LTV*

	total	%	AVG	WA	WA	WA	WA	%	%	%
LTV*	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_ RT	SFR	PUD	Owner Occ
<= 79	225,143,950	22.6	172,789	603	40.5	70.1	7.21	81.5	6.8	94.7
80 - 89	562,043,541	56.4	185,922	634	42.1	81.3	7.01	82.6	7.6	96.8
90 - 94	143,658,848	14.4	190,782	623	41.4	90.2	7.47	86.0	5.2	88.8
95 - 99	20,372,003	2.0	128,937	642	40.7	95.2	8.11	84.1	6.7	90.2
100 >=	45,493,437	4.6	52,838	643	42.1	100.0	9.76	82.9	3.4	99.8
Total:	996,711,780	100.0	163,449	626	41.6	81.2	7.27	82.9	6.9	95.2

						%	%
	%	%	%	%	%	with	Interest
LTV*	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	% CA	% NY	% FL	% 2_28	% 3_27
<= 79	4.5	6.2	49.1	19.3	1.4	0.0	14.6	27.3	5.5	13.1	78.5	5.7
80 - 89	2.8	5.7	47.8	23.8	0.3	0.1	32.6	21.2	5.2	10.7	87.3	5.5
90 - 94	9.7	5.1	59.7	18.6	0.3	0.0	20.2	19.4	5.4	12.5	87.0	4.3
95 - 99	8.7	6.0	65.4	18.7	0.0	0.0	19.0	18.8	4.8	9.9	72.8	7.1
100 >=	0.1	8.3	54.4	16.7	0.0	0.0	1.9	19.8	4.5	7.9	27.8	1.0
Total:	4.2	5.9	50.5	21.6	0.5	0.0	25.0	22.2	5.3	11.4	82.2	5.2

6. FICO IO Loans

		%	AVG	WA	WA	WA	WA	%	%	%
FICO IO Loans	total Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_ RT	SFR	PUD	Owner Occ
500 -524	399,419	0.2	399,419	513	41.4	61.3	7.63	0.0	100.0	100.0
525 -574	4,148,056	1.7	345,671	552	41.6	76.9	7.80	75.7	4.3	95.4
575 -599	18,194,038	7.3	214,048	589	41.5	79.6	7.20	85.2	7.8	96.7
600 -619	28,115,652	11.3	226,739	609	41.6	81.6	6.89	82.5	10.6	97.2
620 -639	32,650,545	13.1	216,229	629	42.0	81.5	6.87	85.8	8.8	94.2
640 -659	47,656,743	19.1	263,297	649	43.1	81.5	6.71	78.7	12.8	99.3
660 -679	43,834,007	17.6	273,963	668	42.9	81.6	6.63	79.7	9.6	95.5
680 -699	29,441,191	11.8	265,236	689	42.0	81.6	6.62	75.4	9.2	90.6

						%	%
	%	%	%	%	%	with	Interest
FICO IO Loans	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	% CA	% NY	% FL	% 2_28	% 3_27
500 -524	0.0	0.0	100.0	0.0	0.0	0.0	100.0	100.0	0.0	0.0	0.0	0.0
525 -574	4.6	5.8	61.3	19.1	0.0	0.0	100.0	42.8	0.0	4.6	95.6	4.4
575 -599	3.3	3.7	74.5	10.7	0.0	0.0	100.0	30.4	3.4	9.4	90.9	9.1
600 -619	2.8	0.9	66.5	15.8	0.0	0.0	100.0	38.6	3.5	8.6	84.4	15.1
620 -639	5.8	3.1	52.7	27.1	1.7	0.0	100.0	37.3	1.9	9.0	95.3	3.9
640 -659	0.7	4.5	43.0	32.8	0.0	0.0	100.0	35.9	4.2	8.1	91.9	4.6
660 -679	4.1	5.0	28.1	29.8	0.0	0.0	100.0	45.8	4.8	9.6	90.6	6.9
680 -699	9.4	7.2	26.3	33.8	0.0	0.0	100.0	49.4	7.0	5.6	94.0	5.2